Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

June 30, 2026

	Shares/Par[1]	Value ($)
Jackson Real Assets Fund
PRIVATE INVESTMENT FUNDS 51.8%
CBRE U.S. Core Partners, L.P. (a) (b)	4,540	6,760
CBRE U.S. Logistics Partners, L.P. (a) (b)	13,927	17,357
CrossHarbor Strategic Debt Fund, LP (a) (b)	9,482	9,446
GDIF US Hedged Feeder Fund LP (a) (b)	13,596	16,283
Harrison Street Core Property Fund, L.P. (a) (b)	12	17,829
Harrison Street Infrastructure Fund A, L.P. (a) (b)	15	21,399
Kayne Anderson Core Intermediate Fund, L.P. (a) (b)	18,481	18,960
Kayne Commercial Real Estate Debt, L.P. (a) (b)	10,250	10,165
Nuveen Global Farmland Fund Lux SCSp (a) (b)	16,912	16,595
Nuveen Global Timberland Fund, L.P. (a) (b)	5,000	4,811
PGIM Real Estate U.S. Debt Fund, L.P. (a) (b)	13,764	13,684
PRISA III Fund LP (a) (b)	30,178	29,484
Virtus Real Estate Enhanced Core, LP (a) (b)	10,000	10,208
Total Private Investment Funds (cost $192,325)		192,981
COMMON STOCKS 38.9%
Real Estate 19.4%
Agree Realty Corporation	22	1,693
American Tower Corporation	23	3,786
Blackstone Digital Infrastructure Trust Inc. (c)	18	389
BXP, Inc.	26	1,727
Caretrust REIT, Inc.	13	516
Crown Castle Inc.	75	5,638
Digital Realty Trust, Inc.	37	6,728
Equinix, Inc.	2	2,564
Equity Lifestyle Properties, Inc.	16	1,046
Equity Residential	12	827
Essential Properties Realty Trust, Inc.	37	1,105
Essex Property Trust, Inc.	6	1,794
Extra Space Storage Inc.	21	3,075
Gaming and Leisure Properties, Inc.	11	486
Healthcare Realty Trust Incorporated - Class A	75	1,519
Highwoods Properties, Inc.	35	1,054
Host Hotels & Resorts, Inc.	74	1,760
Hudson Pacific Properties, Inc. (c)	8	123
Invitation Homes Inc.	43	1,296
Iron Mountain Incorporated	17	2,187
Kimco Realty OP, LLC	79	1,999
Kite Realty Naperville, LLC	42	1,180
Lamar Advertising Company - Class A	3	389
Omega Healthcare Investors, Inc.	31	1,496
OUTFRONT Media Inc.	18	598
ProLogis Inc.	33	4,446
Public Storage Operating Company	6	1,818
Realty Income Corporation	17	1,035
SBA Communications Corporation - Class A	16	2,788
Simon Property Group, Inc.	6	1,406
SL Green Realty Corp.	13	692
Sun Communities, Inc.	19	2,285
UDR, Inc.	11	448
Welltower Inc.	49	11,036
Weyerhaeuser Company	53	1,264
		72,193
Utilities 9.1%
Algonquin Power & Utilities Corp.	243	1,426
American Electric Power Company, Inc.	26	3,544
CLP Holdings Limited	184	1,716
Duke Energy Corporation	30	3,752
ENN Energy Holdings Limited	150	774
Evergy, Inc.	28	2,388
Hera S.p.A.	220	917
National Grid PLC	160	2,646
NextEra Energy, Inc.	46	4,029
Orsted A/S (b) (c)	58	1,316
PG&E Corporation	85	1,435
Public Service Enterprise Group Incorporated	27	2,206
Sempra	27	2,472
UGI Corporation	43	1,485
United Utilities PLC	60	1,048
XCEL Energy Inc.	34	2,712
		33,866
Industrials 7.8%
AENA S.M.E. S.A.	87	2,655
Aeroports de Paris	14	1,861
Atlas Arteria Limited	272	963
Beijing Capital International Airport Co., Ltd. - Class H (c)	2,392	442
Canadian National Railway Company	27	3,222
CSX Corporation	51	2,443
Flughafen Zurich AG - Class N	3	1,021
Getlink S.E.	70	1,496
GFL Environmental Inc.	44	1,623
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	81	2,043
Japan Airport Terminal Co., Ltd.	37	1,148
Motiva Infraestrutura De Mobilidade S.A.	376	1,064
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	66	1,054
Republic Services, Inc.	7	1,469
Rumo S.A.	329	853
Transurban Holdings Limited	110	1,098
Union Pacific Corporation	14	3,724
West Japan Railway Company	61	1,025
		29,204
Energy 1.9%
Cheniere Energy, Inc.	7	1,718
DT Midstream, Inc.	6	862
ONEOK, Inc.	29	2,547
Targa Resources Corp.	7	1,832
		6,959
Communication Services 0.3%
China Tower Corporation Limited - Class H	1,061	1,196
Consumer Discretionary 0.3%
Boyd Gaming Corporation	11	953
Health Care 0.1%
PACS Group, Inc. (c)	11	466
Total Common Stocks (cost $131,453)		144,837
WARRANTS 0.1%
Hudson Pacific Properties, Inc. (c) (d)	14	216
Total Warrants (cost $222)		216
SHORT TERM INVESTMENTS 9.1%
Investment Companies 9.1%
JNL Government Money Market Fund - Class I, 3.53% (e) (f)	33,905	33,905
Total Short Term Investments (cost $33,905)		33,905
Total Investments 99.9% (cost $357,905)		371,939
Other Assets and Liabilities, Net 0.1%		333
Total Net Assets 100.0%		372,272

(a) Security fair valued using the NAV per share practical expedient in accordance with the procedures approved by the Board of Trustees. See "Fair Value Measurement" in the Notes to Schedule of Investments.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedule of Investments.

(c) Non-income producing security.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Schedule of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of June 30, 2026.

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

June 30, 2026

Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
CrossHarbor Strategic Debt Fund, LP	3,725	—
Infrastructure Investments L.P.	10,000	—
	13,725	—

Private Fund Investments
		Lockup Period	Redemption Notice	Termination Date
CBRE U.S. Core Partners, L.P.

An open-end fund investing in traditional commercial real estate sectors of logistics, residential, retail, self-storage, healthcare, and office assets. The fund predominantly targets core real estate growth opportunities but will selectively pursue non-core investments in certain segments over time.

		N/A	60 Days	N/A
CBRE U.S. Logistics Partners, L.P.	An open-end fund investing solely in modern logistics assets and is designed to deliver outperformance through development returns and income yield from stabilized assets.	N/A	90 Days	N/A
CrossHarbor Strategic Debt Fund, LP

An open-end fund targeting a diversified portfolio of short-duration, first mortgage loans secured by core, core-plus, and value-add U.S. commercial real estate assets. Sectors of focus include multifamily, industrial, office, retail, and life sciences.

		N/A	90 Days	N/A
GDIF US Hedged Feeder Fund LP	An open-end fund targeting a global portfolio of middle-market infrastructure assets across the transportation, traditional utilities, power and renewables, and digital sectors.	N/A	90 Days	N/A
Harrison Street Core Property Fund, L.P.

An open-end real estate fund that invests primarily in stabilized, income-producing properties within alternative sectors driven by demographic trends. These typically include student housing, senior housing, medical office buildings, life sciences, data center, and storage facilities.

		N/A	45 Days	N/A
Harrison Street Infrastructure Fund A, L.P.

An open-end fund investing in lower to middle-market infrastructure assets serving essential users like municipalities, universities, schools, and hospitals. The four primarily sectors are Social, Utilities, Power & Renewables, and Digital.

		2 Years	90 Days	N/A
Kayne Anderson Core Intermediate Fund, L.P.	An open-end real estate fund focusing on alternative sectors including medical office, senior housing, student housing and self-storage properties.	2 Years	45 Days	N/A
Kayne Commercial Real Estate Debt, L.P.

An open-end real estate debt fund seeking high current income by focusing on selective areas of commercial real estate debt. The fund invests primarily in Freddie Mac structured products and direct loan originations secured by assets in the multifamily, student housing, senior housing, and self storage sectors.

		N/A	45 Days	N/A
Nuveen Global Farmland Fund Lux SCSp

An open-end fund targeting consistent, long-term risk-adjusted returns and regular income yields through a portfolio of high-quality agricultural assets, selected with a focus on diversification by geography and crop type through local access.

		3 Years	December 31 of prior year	N/A
Nuveen Global Timberland Fund, L.P.

An open-end fund targeting consistent, long-term risk-adjusted returns and steady income yields through a portfolio of high-quality timberland assets, selected with a focus on diversification by geography.

		1 Year	December 31 of prior year	N/A
PGIM Real Estate U.S. Debt Fund, L.P.	An open-end real estate debt fund focused on income return generated through stable cash flows from loans across the multifamily, industrial, office, and retail sectors.	N/A	90 Days	N/A
PRISA III Fund LP	An open-end value-add oriented real estate fund targeting equity and debt investments across primarily residential, industrial and office assets.	N/A	90 Days	N/A
Virtus Real Estate Enhanced Core, LP

An open-end real estate fund that invests primarily in property sectors driven by major demographic trends and inuring societal needs. The four primarily sectors of focus include healthcare, education, storage, and middle-income housing.

		N/A	90 Days	N/A

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CBRE U.S. Core Partners, L.P.	06/26/24	7,250	6,760	1.8
CBRE U.S. Logistics Partners, L.P.	06/26/24	18,500	17,357	4.7
CrossHarbor Strategic Debt Fund, LP	06/28/24	9,323	9,446	2.5
GDIF US Hedged Feeder Fund LP	10/18/24	15,250	16,283	4.4
Harrison Street Core Property Fund, L.P.	10/01/24	17,750	17,829	4.8
Harrison Street Infrastructure Fund A, L.P.	07/17/24	20,002	21,399	5.7
Kayne Anderson Core Intermediate Fund, L.P.	07/02/24	18,500	18,960	5.1
Kayne Commercial Real Estate Debt, L.P.	01/02/25	10,250	10,165	2.7
Nuveen Global Farmland Fund Lux SCSp	09/02/25	16,750	16,595	4.5
Nuveen Global Timberland Fund, L.P.	08/08/24	5,000	4,811	1.3
Orsted A/S	10/09/25	1,189	1,316	0.4
PGIM Real Estate U.S. Debt Fund, L.P.	03/28/25	13,750	13,684	3.7
PRISA III Fund LP	06/27/24	30,000	29,484	7.9

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

June 30, 2026

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Virtus Real Estate Enhanced Core, LP	06/28/24	10,000	10,208	2.7
		193,514	194,297	52.2

Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 3.53% - Class I	35,668	15,592	17,355	326	—	—	33,905	9.1

Jackson Real Assets Fund

Notes to Schedule of Investments (in thousands)

June 30, 2026

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Private Funds can represent number of shares issued or contributed capital to date.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

A/S - Joint-Stock Company

LLC/L.L.C - Limited Liability Company

LP/L.P. - Limited Partnership Company

OP – Operating Partnership

PLC/P.L.C. - Public Limited Company

REIT - Real Estate Investment Trust

S.A.B. de C.V. - Publicly Traded Joint Stock Company with Variable Capital

S.E. – European Company

SCSp - Special Limited Partnership

S.p.A - Joint-Stock Company

US/U.S. - United States

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund's Board of Trustees (“Board” or “Trustees”) has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: trading characteristics; broker quotes; credit ratings; call features; yield; credit quality; coupon rate; maturity; type of issue; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Advisers, to assist in determining the fair value of an investment. A market-based approach may be utilized whereby related or comparable assets or liabilities, recent transactions, market multiples, book values and other inputs may be considered in determining fair value. An income-based valuation approach may also be used in which the anticipated future cash flows of the asset or liability are discounted to calculate fair

Jackson Real Assets Fund

Notes to Schedule of Investments (in thousands)

June 30, 2026

value. Inputs considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in, or offers for, the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date.

Level 2 includes other significant observable inputs (including fair value factors, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 includes significant unobservable inputs, to the extent observable inputs are not available, including the Adviser’s own assumptions in determining the fair value of investments.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of June 30, 2026 by valuation level.

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Other ($)[1]	Total ($)

Assets - Securities
Private Investment Funds	—	—	—	192,981	192,981
Common Stocks	123,515	21,322	—	—	144,837
Warrants	—	216	—	—	216
Short Term Investments	33,905	—	—	—	33,905
	157,420	21,538	—	192,981	371,939

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Unfunded Commitments. The Fund may enter into certain agreements to purchase a Private Fund, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the sponsor’s discretion. In order to meet its obligation to fund capital calls of the Private Funds, the Fund may be required to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months or to liquidate portfolio securities at an inopportune time.